SEI INSTITUTIONAL INVESTMENTS TRUST

Dynamic Asset Allocation Fund
(the "Fund")

Supplement Dated March 24, 2023
to the Prospectus dated September 30, 2022, as amended on December 16, 2022, and
February 3, 2023

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Fund.

Change in the "More Information About Investments" Disclosure

In the section titled "More Information About Investments," the first sentence of the last paragraph thereunder is hereby deleted and replaced with the following:

To the extent a Subsidiary engages in derivative transactions, it will comply with the provisions of Rule 18f-4 under the 1940 Act that would apply to either the Dynamic Asset Allocation Fund or Multi-Asset Real Return Fund, as applicable, engaging directly in such transactions.

Change in Portfolio Management of the Fund's Subsidiary

SSGA Funds Management, Inc. no longer serves as a sub-adviser to the DAA Commodity Strategy Subsidiary Ltd., a subsidiary of the Fund, but continues to manage a portion of the assets of the Fund. Accordingly, the Prospectus is updated as follows:

In the section titled "Sub-Advisers and Portfolio Managers," under the heading titled "Dynamic Asset Allocation Fund," the first two sentences are hereby deleted and replaced with the following:

SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (SSGA FM), located at One Iron Street, Boston, Massachusetts 02210, serves as a Sub-Adviser for a portion of the assets of the Dynamic Asset Allocation Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Dynamic Asset Allocation Fund allocated to SSGA FM are Charles McGinn and Tyhesha Harrington.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1438 (03/23)